UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2025

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On May 23, 2025, the shareholders of Pebblebrook Hotel Trust (the "Company") approved an amendment (the "Amendment") to the Company's 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012 (as amended through May 23, 2025, the "Equity Incentive Plan").
Effective May 23, 2025, the Amendment increases the aggregate number of the Company's common shares that may be issued under the Equity Incentive Plan as share awards, performance units, options, share appreciation rights and other equity-based awards by 3,000,000 shares and extends the time period during which awards may be granted under the Equity Incentive Plan until June 30, 2036. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
A summary of the significant features of the Equity Incentive Plan appears under the heading "Proposal 4: Approval of An Amendment to the 2009 Equity Incentive Plan" in the Company's Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the "SEC") on April 7, 2025. Such summary is incorporated herein by reference and is qualified by reference to the actual text of the Equity Incentive Plan.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 23, 2025, the Company convened its 2025 Annual Meeting of Shareholders (the "Annual Meeting"). The matters on which the shareholders voted were:
(i)the election of the trustees of the Company to serve until its 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
(ii)the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2025;
(iii)the approval, in an advisory and non-binding vote, of the compensation of the Company's named executive officers; and
(iv)the approval of an amendment to the 2009 Plan.
The results of the voting were as set forth below.

Proposal 1 - election of trustees:

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon E. Bortz	103,661,962	6,092,397	13,655	2,484,922
Cydney C. Donnell	102,094,212	7,440,951	232,851	2,484,922
Ron E. Jackson	101,841,621	7,912,229	14,164	2,484,922
Phillip M. Miller	102,045,273	7,489,603	233,138	2,484,922
Michael J. Schall	102,001,636	7,752,218	14,160	2,484,922
Bonny W. Simi	99,308,146	10,445,937	13,931	2,484,922
Earl E. Webb	102,974,910	6,778,940	14,164	2,484,922

Proposal 2 - ratification of the appointment of independent registered public accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,420,109	2,820,805	12,022	—

Proposal 3 - approval of compensation of named executive officers ("Say-On-Pay"):

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,922,811	7,819,667	25,536	2,484,922

Proposal 4 - approval of an amendment to the 2009 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,409,145	5,333,851	25,018	2,484,922

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 to the Pebblebrook Hotel Trust 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, effective as of May 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

May 23, 2025	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Co-President, Chief Financial Officer, Treasurer and Secretary